UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

EDGEWATER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20971	71-0788538
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 Harvard Mill Square, Suite 210

Wakefield, Massachusetts 01880

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (781) 246-3343

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITVE AGREEMENT

Amendment to Credit Facility

On May 10, 2018, the Company and its domestic subsidiaries entered into Amendment No. 3 to Loan Agreement and Waiver to the Credit Facility (the “Third Amendment”), which amended the Company’s secured revolving credit facility (the “Credit Facility”) with Citizens Bank, N.A. (“Citizens”).

The Third Amendment modified certain provisions of the Loan Agreement, including, among other things, the establishment of a cash collateral account, provided as security under the Credit Facility, in the amount of $4,000,000, which amount will be increased to $5,000,000 on or before May 21, 2018 (the “Cash Collateral”).

The Credit Facility, as amended by the Third Amendment (the “Amended Credit Facility”), is secured by the personal property of the Company and its domestic subsidiaries, including the Cash Collateral, and is subject to normal covenants. The term of the Amended Credit Facility ends on December 21, 2018, at which point all outstanding amounts under the Amended Credit Facility will be due.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 of this Current Report on Form 8-K, including Exhibit 10.1 to this Current Report on Form 8-K, is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit
Number	Description of Exhibit

10.1	Amendment No. 3 to Loan Agreement and Waiver, dated as of May 10, 2018, to Loan Agreement, dated as of September 23, 2013, among Edgewater Technology, Inc., its subsidiaries listed therein and Citizens Bank, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2018

EDGEWATER TECHNOLOGY, INC.

By:	/s/ Jeffrey Rutherford
Name:	Jeffrey Rutherford
Title:	Interim President and
Chief Executive Officer